Statements of Net Assets Available for Benefits - EBP 001 - USD ($) $ in Millions	Dec. 31, 2025	Dec. 31, 2024
Investments, at fair value
Plan’s interest in Master Trust, at fair value (notes 1, 4 and 5)	$ 969.4	$ 898.9
Receivables:
Notes receivable from participants (note 2)	13.3	12.8
Contributions receivable from employer	0.3	0.2
Contributions receivable from participants	0.7	0.6
Total receivables	14.3	13.6
Net assets available for plan benefits	$ 983.7	$ 912.5